UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2012

CME GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31553	36-4459170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 930-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

CME Group Inc. (the “Company”) is filing this Current Report on Form 8-K (this “Report”) to present (i) selected financial data for the fiscal years ended December 31, 2007, 2008, 2009, 2010 and 2011 reflecting, on a retrospective basis, the five-for-one split of the Company’s Class A common stock effected by way of a stock dividend to its Class A and Class B shareholders effective July 20, 2012 (the “Stock Split”) and (ii) unaudited statements of comprehensive income for the fiscal years ended December 31, 2009, 2010 and 2011 reflecting the retrospective application of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) No. 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income, as amended by FASB ASU No. 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05, adopted by the Company effective January 1, 2012 and pursuant to which, beginning with its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2012, the Company began providing consolidated statements of comprehensive income. The Company’s adoption of the accounting standard in FASB ASU Nos. 2011-05 and No. 2011-12 resulted only in changes to presentation of the Company’s financial statements and does not change existing recognition and measurement requirements in the Company’s consolidated financial statements.

The selected financial data described above is included in Exhibit 99.1 to this Report and incorporated herein by reference, and the unaudited statements of comprehensive income described above are included in Exhibit 99.2 to this Report and incorporated herein by reference.

The information included in this Report is presented for informational purposes only in connection with the Stock Split and the adoption of the accounting standard described above and does not amend or restate the selected financial data or the audited consolidated financial statements of the Company and its subsidiaries that were included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 filed with the SEC on February 28, 2012 (the “2011 Annual Report”). This Report does not reflect events or developments that occurred after February 28, 2012, and does not modify or update the disclosures in the 2011 Annual Report in any way, other than to illustrate the Stock Split and the adoption of the accounting standard as described above and set forth in Exhibits 99.1 and 99.2 hereto. The information in this Report should be read in conjunction with the 2011 Annual Report, the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2012, June 30, 2012 and September 30, 2012 and the other documents filed by the Company with the SEC since February 28, 2012.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Selected financial data.

99.2	Unaudited statements of comprehensive income.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CME Group Inc.

By:	/s/ Kathleen M. Cronin
Kathleen M. Cronin
Senior Managing Director, General Counsel and Corporate Secretary

Date:	December 6, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Selected financial data.

99.2	Unaudited statements of comprehensive income.